Exhibit 99.2

© 2025 AAR CORP. All rights reserved worldwide. 1 Fourth Quarter Fiscal Year 2025 Earnings Call July 16, 2025

© 2025 AAR CORP. All rights reserved worldwide. 2 Note : All results and expectations in the presentation reflect continuing operations unless otherwise noted . This presentation contain s certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 , which reflect management’s expectations about future conditions , including, but not limited to, continued demand in the commercial and government aviation markets, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, contributions from our acquisitions, production efficiencies in our hangars and progress on hangar expansions, continued sales growth, margin expansion, debt management, capital allocation and expenses . These forward - looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including : ( i ) factors that adversely affect the commercial aviation industry ; (ii) adverse events and negative publicity in the aviation industry ; (iii) a reduction in sales to the U . S . government and its contractors ; (iv) cost overruns and losses on fixed - price contracts ; (v) nonperformance by subcontractors or suppliers ; (vi) our ability to manage our operational footprint ; (vii) a reduction in outsourcing of maintenance activity by airlines ; (viii) a shortage of skilled personnel or work stoppages ; (ix) competition from other companies ; (x) financial, operational and legal risks arising as a result of operating internationally ; (xi) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions ; (xii) failure to realize the anticipated benefits of acquisitions ; (xiii) circumstances associated with divestitures ; (xiv) inability to recover costs due to fluctuations in market values for aviation products and equipment ; (xv) cyber or other security threats or disruptions ; (xvi) a need to make significant capital expenditures to keep pace with technological developments in our industry ; (xvii) restrictions on use of intellectual property and tooling important to our business ; (xviii) inability to fully execute our stock repurchase program and return capital to stockholders ; (xix) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements ; (xx) our ability to manage our debt ; (xxi) non - compliance with restrictive and financial covenants contained in our debt and loan agreements ; (xxii) changes in or non - compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations ; and (xxiii) exposure to product liability and property claims that may be in excess of our liability insurance coverage . Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described . For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10 - K, Part I, “Item 1 A, Risk Factors” and our other filings filed from time to time with the U . S . Securities and Exchange Commission . We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events , except as required by law . Non - GAAP Financial Measures : This presentation includes certain non - GAAP financial measures . Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures . Unless otherwise noted, the statements made and the information provided in this presentation are as of July 16 , 202 5 . Forward - looking Statements

© 2025 AAR CORP. All rights reserved worldwide. 3 Q4 and FY25 Highlights © 2025 AAR CORP. All rights reserved worldwide. 3 Driving above - market growth in our Distribution business Refined and optimized our portfolio • Substantially integrated Triumph Product Support • Completed Landing Gear divestiture Delivered outstanding financial performance in Q4 and FY25 Trax software solution is capturing new business wins with the world’s largest airlines Consistently reducing net leverage, with clear path to target range

© 2025 AAR CORP. All rights reserved worldwide. 4 FY24 FY25 $2.3 $2.8 FY24 FY25 $242 $324 FY24 FY25 $3.33 $3.91 FY24 FY25 3.30x 2.72x Adj. Sales (B) Adj. EBITDA (M) and Margin Adj. EPS Net Leverage See Appendix for reconciliation of Non - GAAP financial measures. FY25 Financial Results 11.8% 10.4% UP 20% UP 34% UP 17% Margin

Executing on Our Strategic Objectives

Optimized portfolio driving growth and profitability

Objectives	Q4 Updates
Market share gains and new business wins	• Extended exclusive agreement with FTAI to provide CFM56 engine material to aviation aftermarket through 2030 • Signed Supply Chain Alliance charter with U.S. Defense Logistics Agency (DLA) to support the nation's warfighter • Continued progress on Oklahoma City and Miami hangar expansions • Established joint venture with KIRA and awarded U.S. Navy's pilot training program on E-6B aircraft
Cost efficiency and synergy realization	• Substantially completed the integration of Triumph Product Support
Digital and IP-enabled offerings	• Trax selected to modernize Delta TechOps' maintenance systems • Trax entered into agreements with Amerijet, Rolls-Royce, SIA Engineering and Cathay Pacific for various software implementations
Disciplined portfolio management	• Completed the divestiture of Landing Gear Overhaul business

FY25 Results

+20%
Adjusted Sales

+34%
Adjusted EBITDA

+17%
Adjusted EPS

See Appendix for reconciliation of Non-GAAP financial measures.

AAR
© 2025 AAR CORP. All rights reserved worldwide.
5

© 2025 AAR CORP. All rights reserved worldwide. 6 Fourth quarter FY25 performance highlights Consolidated Sales: 69% commercial; 31% government / defense. See Appendix for reconciliation of Non - GAAP financial measures. Q4 FY24 Q4 FY25 Adj. EPS $0.88 $1.16 Parts Supply Integrated Solutions Repair & Engineering Expeditionary Services Margin Q4 FY24 Q4 FY25 $658.8 $735.8 Adj. Sales by Segment (M) $165.8 $181.4 $216.4 $222.6 $260.3 $305.5 $16.3 $26.3 Q4 FY24 Q4 FY25 Adj. Operating Income (M) Corporate / other ($ 7.5 ) Corporate / other ($ 8.4 ) $61.3 $76.9 10.5% 9.3% Q4 FY24 Q4 FY25 Corporate / other ($3.7) Corporate / other ($5.7) Adj. EBITDA (M) 12.4% 11.6% $76.4 $90.9 UP 12% UP 19% UP 25% UP 32%

© 2025 AAR CORP. All rights reserved worldwide. 7 Q4 Sales and profitability Parts Supply See Appendix for reconciliation of Non - GAAP financial measures. Sales (M) Adj. EBITDA (M) Commercial Government / Defense Margin Q4 FY24 Q4 FY25 $38.4 $52.1 Q4 FY24 Q4 FY25 $35.2 $49.7 Q4 FY24 Q4 FY25 $260.3 $305.5 14.8% 17.1% 13.5% 16.3% Parts Supply • Strong demand for aftermarket parts • Continued strong growth in new parts Distribution • Growth in USM sales constrained by asset availability Adj. Operating Income (M) UP 17% UP 36% UP 41%

© 2025 AAR CORP. All rights reserved worldwide. 8 Q4 Sales and profitability Repair & Engineering $216.4 $222.6 Sales (M) Adj. EBITDA (M) Commercial Government / Defense Margin Q4 FY24 Q4 FY25 Q4 FY24 Q4 FY25 $28.3 $26.7 Q4 FY24 Q4 FY25 $24.8 $23.3 13.1% 12.0% 11.5% 10.5% See Appendix for reconciliation of Non - GAAP financial measures. Repair & Engineering • Growth excluding Landing Gear sale of 8% • Exited NY component repair facility to consolidate operations, resulting in higher costs during the quarter • Airframe MRO near capacity with strong production efficiency Adj. Operating Income (M) UP 3% DOWN 6% DOWN 6%

© 2025 AAR CORP. All rights reserved worldwide. 9 Adj. Sales (M) Adj. EBITDA (M) Q4 Sales and profitability Integrated Solutions See Appendix for reconciliation of Non - GAAP financial measures. Q4 FY24 Q4 FY25 $9.3 $10.7 Q4 FY24 Q4 FY25 $12.6 $14.2 Q4 FY24 Q4 FY25 $165.8 $181.5 12.6% 14.2% 5.6% 5.9% Integrated Solutions • Growth in both government and commercial activities • Mix benefit from growth resulted in expanded margins • Continued growth opportunities in Trax Commercial Government / Defense Margin Adj. Operating Income (M) UP 10% UP 13% UP 15%

© 2025 AAR CORP. All rights reserved worldwide. 10 Balance sheet highlights See Appendix for reconciliation of Non - GAAP financial measures. Net Leverage Pro forma net leverage reduced sequentially to 2.72x Pro forma net leverage decreased 0.86x in year since Product Support acquisition Target net leverage of 2.0x – 2.5x Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 FY26 3.17 3.31 3.30 3.58 March 1, 2024 Product Support acquisition 3.06 2.72 Expect to achieve target net leverage in FY26 2.0 2.5 LOWER BY 0.86x

© 2025 AAR CORP. All rights reserved worldwide. 11 Strategic objectives for FY26 Market share gains and new business wins • Win market share via new business wins in new parts Distribution • Complete Oklahoma City hangar expansion; progress on Miami hangar • Drive Component Services volume through cross selling • New business wins in Integrated Solutions – Government Cost efficiency and synergy realization • Fully complete Product Support integration and realize $10M cost synergies • Progress on paperless hangars; rollout is ~1/3 complete across our Airframe MRO network Digital and IP - enabled offerings • Maintain momentum with new business wins for Trax • Create and launch supplier portal through which Trax users can buy parts Disciplined portfolio management • Proactive approach to accretive bolt - on acquisitions • Continuously evaluating portfolio for further optimization

© 2025 AAR CORP. All rights reserved worldwide. 12 2026 Dynamics AAR Framework for 2026 Growing above - market (mid - teens) in both commercial and government Distribution Parts Supply Dynamic environment persists through FY26 USM Full utilization with additional capacity coming online in 2H FY26 and FY27 Airframe MRO Repair & Engineering Integration complete and ready for additional volume from cross - selling Component Services Trax continuing to deliver high growth Digital Integrated Solutions Near - term program headwinds offset by new business wins Government 28% Estimated tax rate 6% - 11% Sales growth 1 Note that Q1 is a seasonally slower sales quarter 9.6% - 10.0% Adjusted operating margin Q1 2026 Guidance 1 Sales growth reflects growth from Q1 FY25 adjusted sales of $633 million, which excludes Landing Gear sales of $19.2 million.

© 2025 AAR CORP. All rights reserved worldwide. 13 Appendix

© 2025 AAR CORP. All rights reserved worldwide. 14 Non - GAAP financial measures This presentation includes financial results for the Company with respect to adjusted diluted earnings per share, adjusted EBITDA , adjusted operating income, adjusted EBITDA margin, and net leverage which are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our actual operating performance unaffected by the impact of certain items . When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete . These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP . Adjusted EBITDA is net income (loss) before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but not limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit charges, facility consolidation and repositioning costs, FCPA investigation settlement and related costs, equity investment gains and losses, pension settlement charges, legal judgments, acquisition, integration and amortization expenses from recent acquisition activity, and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies . Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation . Pursuant to the requirements of Regulation G of the Exchange Act, we provide tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures in the Appendix at the end of this presentation . The Company is not providing a reconciliation of forward - looking adjusted operating margin to the most directly comparable forward - looking GAAP measure because the information is not available without unreasonable effort . This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, unusual gains and losses, the ultimate outcome of pending litigation, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance . Each of the adjustments has not occurred, are out of the Company's control and/or cannot be reasonably predicted . For this reason, the Company is unable to address the probable significance of the unavailable information . 14

© 2025 AAR CORP. All rights reserved worldwide. 15 Adjusted diluted earnings per share Non - GAAP financial measures 15 Q4 FY25 Q4 FY24 FY25 FY24 Diluted earnings per share $0.95 $0.26 $0.35 $1.29 Acquisition, integration, and amortization expenses 0.09 0.52 0.74 1.21 Losses related to sale and exit of business/joint venture, net 0.20 0.01 1.97 0.07 Government COVID-related subsidy liability 0.02 - 0.02 - FCPA settlement and investigation costs - 0.14 1.84 0.29 Russian bankruptcy court judgment (reversal) - - (0.31) 0.32 Contract termination benefit - 0.14 - 0.14 Pension settlement charge - - - 0.76 Severance charges - 0.01 - 0.01 Tax effect on adjustments (a) (0.10) (0.20) (0.70) (0.76) Adjusted diluted earnings per share $1.16 $0.88 $3.91 $3.33 (a) Calculation uses estimated statutory tax rates on non-GAAP adjustments except for the impact of the non-deductible portion of the FCPA settlement charge and the tax effect of the pension settlement charge, which includes income taxes previously recognized in accumulated other comprehensive loss.

Non-GAAP financial measures

FY25 Adjusted sales, operating income, operating margin, EBITDA, and EBITDA margin

($ in millions)	Q1 FY25					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Operating income (loss)	30.1	21.1	7.7	(1.7)	(13.8)	43.4
Operating income margin	12.1%	9.7%	4.6%	-6.7%	NA	6.6%
Sales	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Contract termination cost (benefit)	-	-	-	(9.5)	-	(9.5)
Adjusted sales	$249.7	$217.6	$168.9	$16.0	$0.0	$652.2
Operating income (loss)	$30.1	$21.1	$7.7	($1.7)	($13.8)	$43.4
Acquisition, integration and amortization expenses	-	4.6	2.8	-	1.6	9.0
FCPA settlement and investigation costs	-	-	-	-	5.0	5.0
Contract termination cost (benefit)	-	-	-	3.2	-	3.2
Gain related to sale of joint venture	-	(1.4)	-	-	-	(1.4)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-
Adjusted operating income	$30.1	$24.3	$10.5	$1.5	($7.2)	$59.2
Adjusted operating margin	12.1%	11.2%	6.2%	9.4%	NA	9.1%
Operating income (loss)	$30.1	$21.1	$7.7	($1.7)	($13.8)	$43.4
Depreciation and amortization	2.1	6.2	3.7	0.4	1.1	13.5
Stock-based compensation	0.5	0.4	0.3	-	3.8	5.0
Acquisition and integration expenses (benefit)	-	1.6	1.8	-	1.6	5.0
FCPA settlement and investigation costs	-	-	-	-	5.0	5.0
Contract termination costs (benefit)	-	-	-	3.2	-	3.2
Gain related to sale of joint venture	-	(1.4)	-	-	-	(1.4)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$32.7	$27.9	$13.5	$1.9	($2.3)	$73.7
Adjusted EBITDA margin	13.1%	12.8%	8.0%	11.9%	NA	11.3%

($ in millions)	Q2 FY25					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$273.7	$228.8	$163.4	$20.2	$0.0	$686.1
Operating income (loss)	31.6	22.8	6.5	2.2	(65.4)	(2.3)
Operating income margin	11.5%	10.0%	4.0%	10.9%	NA	-0.3%
Sales	$273.7	$228.8	$163.4	$20.2	$0.0	$686.1
Contract termination cost (benefit)	-	-	-	-	-	-
Adjusted sales	$273.7	$228.8	$163.4	$20.2	$0.0	$686.1
Operating income (loss)	$31.6	$22.8	$6.5	$2.2	($65.4)	($2.3)
Acquisition, integration and amortization expenses	-	5.3	1.8	-	0.1	7.2
FCPA settlement and investigation costs	-	-	-	-	59.2	59.2
Contract termination cost (benefit)	-	-	-	-	-	-
Gain related to sale of joint venture	-	(0.7)	-	-	-	(0.7)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-
Adjusted operating income	$31.6	$27.4	$8.3	$2.2	($6.1)	$63.4
Adjusted operating margin	11.5%	12.0%	5.1%	10.9%	NA	9.2%
Operating income (loss)	$31.6	$22.8	$6.5	$2.2	($65.4)	($2.3)
Depreciation and amortization	1.8	6.3	4.4	0.4	1.1	14.0
Stock-based compensation	0.5	0.1	0.6	-	3.8	5.0
Acquisition and integration expenses (benefit)	-	2.4	0.8	-	-	3.2
FCPA settlement and investigation costs	-	-	-	-	59.2	59.2
Contract termination costs (benefit)	-	-	-	-	-	-
Gain related to sale of joint venture	-	(0.7)	-	-	-	(0.7)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$33.9	$30.9	$12.3	$2.6	($1.3)	$78.4
Adjusted EBITDA margin	12.4%	13.5%	7.5%	12.9%	NA	11.4%

($ in millions)	Q3 FY25					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$270.7	$215.9	$162.9	$28.7	$0.0	$678.2
Operating income (loss)	45.4	19.0	9.6	6.4	(9.3)	71.1
Operating income margin	16.8%	8.8%	5.9%	22.3%	NA	10.5%
Sales	$270.7	$215.9	$162.9	$28.7	$0.0	$678.2
Contract termination cost (benefit)	-	-	-	(4.0)	-	(4.0)
Adjusted sales	$270.7	$215.9	$162.9	$24.7	$0.0	$674.2
Operating income (loss)	$45.4	$19.0	$9.6	$6.4	($9.3)	$71.1
Acquisition, integration and amortization expenses	-	4.9	2.8	-	(0.2)	7.5
FCPA settlement and investigation costs	-	-	-	-	1.1	1.1
Contract termination cost (benefit)	-	-	-	(3.0)	-	(3.0)
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	(11.1)	-	-	-	-	(11.1)
Adjusted operating income	$34.3	$23.9	$12.4	$3.4	($8.4)	$65.6
Adjusted operating margin	12.7%	11.1%	7.6%	13.8%	NA	9.7%
Operating income (loss)	$45.4	$19.0	$9.6	$6.4	($9.3)	$71.1
Depreciation and amortization	1.9	6.5	4.2	0.4	1.0	14.0
Stock-based compensation	0.6	0.6	0.5	-	3.9	5.6
Acquisition and integration expenses (benefit)	-	1.8	1.9	-	(0.2)	3.5
FCPA settlement and investigation costs	-	-	-	-	1.1	1.1
Contract termination costs (benefit)	-	-	-	(3.0)	-	(3.0)
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	(11.1)	-	-	-	-	(11.1)
Adjusted EBITDA	$36.8	$27.9	$16.2	$3.8	($3.5)	$81.2
Adjusted EBITDA margin	13.6%	12.9%	9.9%	15.4%	NA	12.0%

($ in millions)	Q4 FY25					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$305.5	$222.6	$200.1	$26.3	$0.0	$754.5
Operating income (loss)	49.7	18.3	12.6	3.2	(10.8)	73.0
Operating income margin	16.3%	8.2%	6.3%	12.2%	NA	9.7%
Sales	$305.5	$222.6	$200.1	$26.3	$0.0	$754.5
Contract termination cost (benefit)	-	-	(18.7)	-	-	(18.7)
Adjusted sales	$305.5	$222.6	$181.4	$26.3	$0.0	$735.8
Operating income (loss)	$49.7	$18.3	$12.6	$3.2	($10.8)	$73.0
Acquisition, integration and amortization expenses	-	5.0	(1.9)	-	-	3.1
FCPA settlement and investigation costs	-	-	-	-	0.8	0.8
Contract termination cost (benefit)	-	-	-	-	-	-
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-
Adjusted operating income	$49.7	$23.3	$10.7	$3.2	($10.0)	$76.9
Adjusted operating margin	16.3%	10.5%	5.9%	12.2%	NA	10.5%
Operating income (loss)	$49.7	$18.3	$12.6	$3.2	($10.8)	$73.0
Depreciation and amortization	1.9	6.2	4.1	0.4	1.1	13.7
Stock-based compensation	0.5	0.1	0.5	-	3.2	4.3
Acquisition and integration expenses (benefit)	-	2.1	(3.0)	-	-	(0.9)
FCPA settlement and investigation costs	-	-	-	-	0.8	0.8
Contract termination costs (benefit)	-	-	-	-	-	-
Gain related to sale of joint venture	-	-	-	-	-	-
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	-	-	-	-	-	-
Adjusted EBITDA	$52.1	$26.7	$14.2	$3.6	($5.7)	$90.9
Adjusted EBITDA margin	17.1%	12.0%	7.8%	13.7%	NA	12.4%

($ in millions)	FY25					
	Parts Supply	R&E	Integ Solutions	Exped Svcs	Corp	Consol
Sales	$1,099.6	$884.9	$695.3	$100.7	$0.0	$2,780.5
Operating income (loss)	156.8	81.2	36.4	10.1	(99.3)	185.2
Operating income margin	14.3%	9.2%	5.2%	10.0%	NA	6.7%
Sales	$1,099.6	$884.9	$695.3	$100.7	$0.0	$2,780.5
Contract termination cost (benefit)	-	-	(18.7)	(13.5)	-	(32.2)
Adjusted sales	$1,099.6	$884.9	$676.6	$87.2	$0.0	$2,748.3
Operating income (loss)	$156.8	$81.2	$36.4	$10.1	($99.3)	$185.2
Acquisition, integration and amortization expenses	-	19.8	5.5	-	1.5	26.8
FCPA settlement and investigation costs	-	-	-	-	66.1	66.1
Contract termination cost (benefit)	-	-	-	0.2	-	0.2
Gain related to sale of joint venture	-	(2.1)	-	-	-	(2.1)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	(11.1)	-	-	-	-	(11.1)
Adjusted operating income	$145.7	$98.9	$41.9	$10.3	($31.7)	$265.1
Adjusted operating margin	13.3%	11.2%	6.2%	11.8%	NA	9.6%
Operating income (loss)	$156.8	$81.2	$36.4	$10.1	($99.3)	$185.2
Depreciation and amortization	7.7	25.2	16.4	1.6	4.3	55.2
Stock-based compensation	2.1	1.2	1.9	-	14.7	19.9
Acquisition and integration expenses (benefit)	-	7.9	1.5	-	1.4	10.8
FCPA settlement and investigation costs	-	-	-	-	66.1	66.1
Contract termination costs (benefit)	-	-	-	0.2	-	0.2
Gain related to sale of joint venture	-	(2.1)	-	-	-	(2.1)
Severance	-	-	-	-	-	-
Russian bankruptcy court judgment	(11.1)	-	-	-	-	(11.1)
Adjusted EBITDA	$155.5	$113.4	$56.2	$11.9	($12.8)	$324.2
Adjusted EBITDA margin	14.1%	12.8%	8.3%	13.6%	NA	11.8%

AAR
© 2025 AAR CORP. All rights reserved worldwide.
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© 2025 AAR CORP. All rights reserved worldwide. 17 FY24 Adjusted sales, operating income, operating margin, EBITDA, and EBITDA margin Non - GAAP financial measures Q1 FY24 Q2 FY24 Q3 FY24 Q4 FY24 FY24 Parts Integ Exped Parts Integ Exped Parts Integ Exped Parts Integ Exped Parts Integ Exped ($ in millions) Supply R&E Solutions Svcs Corp Consol Supply R&E Solutions Svcs Corp Consol Supply R&E Solutions Svcs Corp Consol Supply R&E Solutions Svcs Corp Consol Supply R&E Solutions Svcs Corp Consol Sales $236.8 $137.5 $156.3 $19.1 $0.0 $549.7 $227.6 $145.4 $156.6 $15.8 $0.0 $545.4 $242.3 $140.8 $165.5 $18.7 $0.0 $567.3 $260.3 $216.4 $163.5 $16.3 $0.0 $656.5 $967.0 $640.1 $641.9 $69.9 $0.0 $2,318.9 Operating income (loss) 15.1 9.1 7.7 1.3 (7.9) 25.3 28.4 11.3 6.4 0.9 (8.7) 38.3 31.1 11.5 8.6 0.9 (19.1) 33.0 35.2 20.6 1.2 0.4 (24.8) 32.6 109.8 52.5 23.9 3.5 (60.5) 129.2 Operting income margin 6.4% 6.6% 4.9% 6.8% NA 4.6% 12.5% 7.8% 4.1% 5.7% NA 7.0% 12.8% 8.2% 5.2% 4.8% NA 5.8% 13.5% 9.5% 0.7% 2.5% NA 5.0% 11.4% 8.2% 3.7% 5.0% NA 5.6% Sales $236.8 $137.5 $156.3 $19.1 $0.0 $549.7 $227.6 $145.4 $156.6 $15.8 $0.0 $545.4 $242.3 $140.8 $165.5 $18.7 $0.0 $567.3 $260.3 $216.4 $163.5 $16.3 $0.0 $656.5 $967.0 $640.1 $641.9 $69.9 $0.0 $2,318.9 Contract terms/restr.costs/loss provisions, net - - - - - - - - - - - - - - - - - - - - 2.3 - - 2.3 - - 2.3 - - 2.3 Adjusted sales $236.8 $137.5 $156.3 $19.1 $0.0 $549.7 $227.6 $145.4 $156.6 $15.8 $0.0 $545.4 $242.3 $140.8 $165.5 $18.7 $0.0 $567.3 $260.3 $216.4 $165.8 $16.3 $0.0 $658.8 $967.0 $640.1 $644.2 $69.9 $0.0 $2,321.2 Operating income (loss) $15.1 $9.1 $7.7 $1.3 ($7.9) $25.3 $28.4 $11.3 $6.4 $0.9 ($8.7) $38.3 $31.1 $11.5 $8.6 $0.9 ($19.1) $33.0 $35.2 $20.6 $1.2 $0.4 ($24.8) $32.6 $109.8 $52.5 $23.9 $3.5 ($60.5) $129.2 Acquisition, integration & amortization expenses - - 2.6 - 0.2 2.8 - - 2.7 - 0.4 3.1 - - 2.6 - 9.6 12.2 - 3.7 3.3 - 11.6 18.6 - 3.7 11.2 - 21.8 36.7 Investigation and remediation compliance costs - - - - 1.1 1.1 - - - - 2.6 2.6 - - - - 2.0 2.0 - - - - 4.8 4.8 - - - - 10.5 10.5 Contract terms/restr.costs/loss provisions, net - - - - - - - - - - - - - - - - - - - - 4.8 - - 4.8 - - 4.8 - - 4.8 Severance charges - - - - - - - - - - - - - - - - - - - 0.5 - - - 0.5 - 0.5 - - - 0.5 Russian bankruptcy court judgment 11.2 - - - - 11.2 - - - - - - - - - - - - - - - - - - 11.2 - - - - 11.2 Adjusted operating income $18.3 $6.7 $8.0 $2.3 ($4.4) $30.9 $28.4 $11.3 $9.1 $0.9 ($5.7) $44.0 $31.1 $11.5 $11.2 $0.9 ($7.5) $47.2 $35.2 $24.8 $9.3 $0.4 ($8.4) $61.3 $121.0 $56.7 $39.9 $3.5 ($28.2) $192.9 Adjusted operating margin 7.7% 4.9% 5.1% 12.0% NA 5.6% 12.5% 7.8% 5.8% 5.7% NA 8.1% 12.8% 8.2% 6.8% 4.8% NA 8.3% 13.5% 11.5% 5.6% 2.5% NA 9.3% 12.5% 8.9% 6.2% 5.0% NA 8.3% Operating income (loss) $15.1 $9.1 $7.7 $1.3 ($7.9) $25.3 $28.4 $11.3 $6.4 $0.9 ($8.7) $38.3 $31.1 $11.5 $8.6 $0.9 ($19.1) $33.0 $35.2 $20.6 $1.2 $0.4 ($24.8) $32.6 $109.8 $52.5 $23.9 $3.5 ($60.5) $129.2 Depreciation and amortization 1.3 1.7 4.0 0.4 1.0 8.4 1.3 1.8 4.1 0.4 1.1 8.7 1.6 1.7 4.1 0.3 1.1 8.8 2.9 6.3 4.0 0.4 1.7 15.3 7.1 11.5 16.2 1.5 4.9 41.2 Stock-based compensation 0.4 0.2 0.3 - 3.4 4.3 0.3 0.2 0.3 - 2.8 3.6 0.3 0.1 0.3 - 2.9 3.6 0.3 0.2 0.3 - 3.0 3.8 1.3 0.7 1.2 - 12.1 15.3 Acquisition and integration expenses - - 1.6 - 0.2 1.8 - - 1.7 - 0.4 2.1 - - 1.6 - 9.6 11.2 - 0.7 2.3 - 11.6 14.6 - 0.7 7.2 - 21.8 29.7 Investigation and remediation compliance costs - - - - 1.1 1.1 - - - - 2.6 2.6 - - - - 2.0 2.0 - - - - 4.8 4.8 - - - - 10.5 10.5 Contract terms/restr.costs/loss provisions, net - - - - - - - - - - - - - - - - - - - - 4.8 - - 4.8 - - 4.8 - - 4.8 Severance charges - - - - - - - - - - - - - - - - - - - 0.5 - - - 0.5 - 0.5 - - - 0.5 Russian bankruptcy court judgment 11.2 - - - - 11.2 - - - - - - - - - - - - - - - - - - 11.2 - - - - 11.2 Adjusted EBITDA $28.0 $11.0 $13.6 $1.7 ($2.2) $52.1 $30.0 $13.3 $12.5 $1.3 ($1.8) $55.3 $33.0 $13.3 $14.6 $1.2 ($3.5) $58.6 $38.4 $28.3 $12.6 $0.8 ($3.7) $76.4 $129.4 $65.9 $53.3 $5.0 ($11.2) $242.4 Adjusted EBITDA margin 11.8% 8.0% 8.7% 8.9% NA 9.5% 13.2% 9.1% 8.0% 8.2% NA 10.1% 13.6% 9.4% 8.8% 6.4% NA 10.3% 14.8% 13.1% 7.6% 4.9% NA 11.6% 13.4% 10.3% 8.3% 7.2% NA 10.4% 17

© 2025 AAR CORP. All rights reserved worldwide. 18 Net Leverage 18 ($ in millions) Q3 FY24 Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Total debt $277.0 $997.0 $992.0 $997.0 $1,032.0 $977.0 Less: cash and cash equivalents (69.2) (85.8) (49.3) (61.7) (84.4) (96.5) Net debt $207.8 $911.2 $942.7 $935.3 $947.6 $880.5 Adjusted EBITDA for the twelve months ended $219.0 $242.4 $264.0 $287.1 $309.7 $324.2 Net debt to Adjusted EBITDA 0.95x 3.76x 3.57x 3.26x 3.06x 2.72x Net debt $207.8 $911.2 $942.7 $935.3 $947.6 $880.5 Product Support consideration plus fees of $30.3 million 755.3 n/a n/a n/a n/a n/a Pro forma net debt $963.1 n/a n/a n/a n/a n/a Adjusted EBITDA for the twelve months ended $219.0 $242.4 $264.0 $287.1 $309.7 $324.2 Product Support adjusted EBITDA Twelve months ended February 29, 2024 49.9 n/a n/a n/a n/a n/a Nine months ended February 29, 2024 n/a 33.5 n/a n/a n/a n/a Six months ended February 29, 2024 n/a n/a 20.4 n/a n/a n/a Three months ended February 29, 2024 n/a n/a n/a 7.7 n/a n/a Pro forma adjusted EBITDA 268.9$ 275.9$ 284.4$ 294.8$ 309.7$ 324.2$ Pro forma net debt to pro forma adjusted EBITDA 3.58x n/a n/a n/a n/a n/a Net debt to pro forma adjusted EBITDA n/a 3.30x 3.31x 3.17x 3.06x n/a Net debt to adjusted EBITDA n/a n/a n/a n/a n/a 2.72x